Consolidated Statements Of Cash Flows Supplemental Schedules - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Estimated net fair value of assets acquired and liabilities assumed at the date of acquisition was as follows:
Working capital, net (excluding cash and cash equivalents)	$ 0	$ (7,210)	$ (1,143)
Property, plant and equipment	0	3,368	213
Other long-term assets	0	(250)	(9,791)
Goodwill and other intangible assets	0	183,718	12,422
Deferred income taxes	0	2,606	(1,001)
Long-term liabilities	0	(40,796)
Non-controlling interest	0		(1,487)
Estimated net fair value of assets acquired and liabilities assumed	0	141,436	(787)
Property, plant and equipment	474,109	449,759
Investments in affiliated companies	180,962	129,758
Deconsolidation of subsidiary's cash, net	$ (1,538)	$ 0	$ 0